Exhibit 10.19

FORM OF

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

This Assignment, Assumption and Amendment Agreement (this “Agreement”) is made and entered into this      day of          , 2015, by and among Enviva Holdings, LP, a Delaware limited partnership (“Holdings”), Enviva Management Company, LLC, a Delaware limited liability company (“Management”), and [—] (“Executive”). Holdings, Management and Executive are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Holdings and Executive are currently parties to that certain Employment Agreement entered into as of             , 2014 (the “Employment Agreement”);

WHEREAS, the Parties have determined that it would be appropriate and desirable to transfer the employment of Executive from Holdings to Management effective as of [—] (the “Effective Date”);

WHEREAS, in connection with the transfer of the employment of Executive from Holdings to Management, (a) Holdings wishes to assign to Management, and Management wishes to assume, all of Holdings’ duties, obligations, rights and benefits pursuant to the Employment Agreement (other than those in Holdings’ capacity as an affiliate of Management) and (b) the Parties wish to amend the Employment Agreement in certain respects; and

WHEREAS, Executive agrees to consent to the assignment by Holdings of such duties, obligations, rights and benefits to Management.

NOW, THEREFORE, the Parties agree as follows, effective as of the Effective Date:

1. Holdings hereby assigns all of its duties, obligations, rights and benefits under the Employment Agreement (other than those in Holdings’ capacity as an Affiliate (as such term is defined in the Employment Agreement) of Management) to Management, and Management hereby assumes all such duties, obligations, rights and benefits of Holdings under the Employment Agreement.

2. Holdings is hereby relieved of the duties and obligations assumed by Management under this Agreement and shall be indemnified and held harmless by Management for such obligations.

3. Notwithstanding any provision to the contrary in the Employment Agreement, Executive (a) expressly consents to the assignment of duties, obligations, rights and benefits hereunder, (b) expressly acknowledges that the transfer of Executive’s employment from Holdings to Management will not result in the payment of any separation or other benefits pursuant to the Employment Agreement and (c) expressly acknowledges and agrees that Executive has received all compensation, benefits and other consideration owed to Executive pursuant to the Employment Agreement as a result of services provided prior to the Effective Date.

4. All references in the Employment Agreement to “Enviva Holdings, LP,” the “Company” or the party to the Employment Agreement that is the employer shall be deemed to be references to Management; provided, however, that:

(a)	for purposes of Section 1 of the Employment Agreement, (i) Executive’s employer shall be Management and (ii) Executive shall serve as the [ ] of Management, Holdings and their Affiliates (as such term is defined in the Employment Agreement); and

(b)	all references in Section 6(f)(iv) of the Employment Agreement to the “Company” shall be deemed to be references to Holdings.

5. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to any conflicts of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

6. This Agreement constitutes an amendment to the Employment Agreement; provided, however, that except as expressly modified by this Agreement, the terms of the Employment Agreement shall remain in full force and effect and are hereby confirmed and ratified. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Facsimile or scanned and emailed transmission of any signed original document or retransmission of any signed facsimile or scanned and emailed transmission will be deemed the same as delivery of an original. At the request of any Party, the other Parties will confirm facsimile or scanned and emailed transmission by signing a duplicate original document.

[Signature pages follow.]

2

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first set forth above.

ENVIVA HOLDINGS, LP

By:	ENVIVA HOLDINGS GP, LLC, as its general partner

By:
Name:
Title:

SIGNATURE PAGE TO

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

ENVIVA MANAGEMENT COMPANY, LLC

By:
Name:
Title:

SIGNATURE PAGE TO

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

EXECUTIVE

[Name]

SIGNATURE PAGE TO

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT